September 1, 2024
Summary
Prospectus
Victory High Income Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USHYX	UIHIX	—	—	URHIX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2024, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
(800) 235-8396

Victory High Income Fund Summary
Investment Objective
The Victory High Income Fund (the “Fund”) seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.48%	0.49%	0.53%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.24%	1.64%
Total Annual Fund Operating Expenses	0.81%	0.73%	2.17%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.01)%	(1.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.81%	0.72%	0.68%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper High Yield Bond Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.83%, 0.73%, and 0.65% of the Fund Shares, Institutional Shares, and Class R6, respectively, through at least August 31, 2025. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory High Income Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$83	$259	$450	$1,002
Institutional Shares	$74	$232	$405	$906
Class R6	$69	$535	$1,028	$2,386
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategy
The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as “junk” bonds), convertible securities, leveraged loans (which generally are adjustable-rate bank loans made to companies rated below investment grade), or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging markets securities.
In addition, the Fund may invest in certain derivatives, such as futures and options. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events and public health crises and responses by governments and companies to such developments. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a

Victory High Income Fund Summary
recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Loan Risk – The risk that, in addition to the risks typically associated with high-yield/junk fixed-income securities, loans (including floating rate loans) in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Reference Rate Transition Risk – The terms of many floating rate loans and other instruments were previously tied to the London Interbank Offered Rate (“LIBOR”), which functioned as a reference rate or benchmark for these instruments but was discontinued as a floating rate benchmark after June 30, 2023. The LIBOR discontinuation may adversely affect the financial markets generally and the Fund’s operations, finances, and investments specifically. There is no assurance that proposed replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be

Victory High Income Fund Summary
more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
Liquidity Risk – Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Preferred Stock Risk – Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Convertible Securities Risk – The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the

Victory High Income Fund Summary
price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. In addition, the issuer may not be able to pay interest or dividends when due, and the market value of convertible securities may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.
Large Shareholder Risk – The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. The Bloomberg U.S. Aggregate Bond Index serves as the Fund's regulatory broad-based securities market index. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.

Victory High Income Fund Summary
Calendar Year Returns for Fund Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	10.43%	June 30, 2020
Lowest Quarter	-16.32%	March 31, 2020

Year-to-date return	1.47%	June 30, 2024

Average Annual Total Returns (For the Periods Ended December 31, 2023)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	13.06%	4.53%	3.71%
FUND SHARES After Taxes on Distributions	9.71%	2.10%	1.24%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	7.60%	2.43%	1.73%
INSTITUTIONAL SHARES Before Taxes	13.19%	4.63%	3.80%
CLASS R6 Before Taxes	13.21%	4.81%	4.19%[2]
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes[1]	5.53%	1.10%	1.81%
Bloomberg U.S. High Yield 2% Issuer Capped Bond Index reflects no deduction for fees, expenses, or taxes	13.44%	5.35%	4.59%
Lipper High Yield Bond Funds Index reflects no deduction for taxes	12.34%	5.03%	4.03%
1
Per new regulatory requirements, the Fund's regulatory broad-based securities market index is the Bloomberg U.S. Aggregate Bond Index, which represents the U.S. investment-grade bond market.
2
Inception date of Class R6 is December 1, 2016.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

Victory High Income Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management

	Title	Tenure with the Fund
Kurt Daum, J.D.	Senior Portfolio Manager	Since 2016
John Spear, CFA	Co-Chief Investment Officer and Senior Portfolio Manager	Since 2016
James F. Jackson Jr., CFA	Co-Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class R6
Minimum Initial Investment	$3,000	$1,000,000	None
Minimum Subsequent Investments	$50	None	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182593, Columbus, OH 43218-2593. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
Class R6 shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to endowment funds and foundations. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Victory High Income Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions in all share classes except the Class R6 shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
98018-0924